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EXHIBIT 10.5

NONSTANDARDIZED INTEGRATED ADOPTION AGREEMENT

PROTOTYPE DEFINED BENEFIT PENSION PLAN AND TRUST

Sponsored By

SBERA

The Employer named below hereby establishes a Defined Benefit Pension Plan for eligible Employees as provided in this Adoption Agreement and the accompanying Basic Plan Document #02.

I.     EMPLOYER INFORMATION

  If more than one Employer is adopting the Plan, complete this section based on the lead Employer. Additional Employers who are members of the same controlled group or affiliated service group may adopt this Plan by completing and executing Section XXI of the Adoption Agreement.

  A.
  Name And Address:

  Danversbank
  One Conant Street
  Danvers, MA 01923

  B.
  Telephone Number:    978-777-2200

  C.
  Employer's Tax ID Number:    04-3458120

  D.
  Form Of Business:

☐ 1. Sole Proprietor	☐ 5. Limited Liability Company
☐ 2. Partnership	☐ 6. Limited Liability Partnership
☒ 3. Corporation	☐ 7.
☐ 4. S Corporation

E.	Is The Employer Part Of A Controlled Group?	☒ YES	☐ NO
	Part Of An Affiliated Service Group?	☐ YES	☒ NO
  F.
  Name Of Plan: SBERA Pension Plan as adopted by Danversbank

  G.
  Three Digit Plan Number:    001

  H.
  Employer's Tax Year End:    12/31

  I.
  Employer's Business Code:    522120

II.    EFFECTIVE DATE

  A.
  New Plans:

    This is a new Plan having an Effective Date of                        .

  B.
  Amended and Restated Plans:

    This is an amendment or restatement of an existing Plan. The initial Effective Date of the Plan was 11/1/1981. The Effective Date of this amendment or restatement is 5/1/2007.

  C.
  Amended or Restated Plans for GUST:

    This is an amendment or restatement of an existing Plan to comply with GUST [The Uruguay Round Agreements, Pub. L. 103-465 (GATT); The Uniformed Services Employment and Reemployment Rights Act of 1994, Pub. L. 103-353 (USERRA); The Small Business Job Protection Act of 1996, Pub. L. 104-188 (SBJPA) [including Section 414(u) of the Internal Revenue Code]; The Taxpayer Relief Act of 1997, Pub. L. 105-34 (TRA'97); The Internal Revenue Service Restructuring and Reform Act of 1998, Pub. L. 105-206 (IRSRRA); and The Community Renewal Tax Relief Act of 2000, Pub. L., 106-554 (CRA)]. The initial Effective Date of the Plan was                        . Except as provided for in the Plan, the Effective Date of this amendment or restatement is                        . (The restatement date should be no earlier than the first day of the current Plan Year. The Plan contains appropriate retroactive Effective Dates with respect to provisions for GUST.)

    Pursuant to Code Section 411(d)(6) and the Regulations issued thereunder, an Employer cannot reduce, eliminate or make subject to Employer discretion any Code Section 411(d)(6) protected benefit. Where this Plan document is being adopted to amend another plan that contains a protected benefit not provided for in the Basic Plan Document #02, the Employer may complete Schedule A as an addendum to this Adoption Agreement. Schedule A describes such protected benefits and shall become part of this Plan. If a prior plan document contains a plan feature not provided for in the Basic Plan Document #02, the Employer may attach Schedule B describing such feature. Provisions listed on Schedule B are not covered by the IRS Opinion Letter issued with respect to the Basic Plan Document #02.

III.  DEFINITIONS

  A.
  "Accrued Benefit"

    A Participant's Accrued Benefit shall be calculated:

  ☐
  1.    Under the fractional method on the basis of:

  ☐
  a.    Years of Service.

  ☐
  b.    Years and Months of Service.

  ☐
  c.    Years, Months and Days of Service.

  ☐
  d.    Years of Participation.

  ☐
  e.    Years and Months of Participation.

  ☐
  f.    Years, Months and Days of Participation.

      Not exceeding      Years, and (if applicable)      Months, and (if applicable)    Days (as specified above) for purposes of calculating the numerator and the denominator of the accrual fraction.

      If using either the "Years and Months" or "Years, Months and Days" options, prior to adoption of this Prototype, "Months" may have been considered if the Employee would be credited within such month with Hours of Service at an annualized rate of at least 1,000 Hours. After adoption of this Prototype, months may not be used if the Participant will be required to complete a specified number of Hours of Service in order to receive credit for any fractional Year of Service.

  ☒
  2.    By use of a stated dollar amount or percentage of Compensation per Year of ☒ Service, ☐ Participation, where the Normal Retirement Benefit is equal to the Accrued Benefit at the Participant's Normal Retirement Date. This accrual method is subject to the 133% limitation set forth in paragraph 1.1(b) of Basic Plan Document #02.

  ☐
  3.    By use of the sum of all annual accruals up to the date of determination. This accrual method is subject to the 133 1/3% limitation set forth in paragraph 1.1(b) of Basic Plan Document #02.

  ☐
  4.    By use of the 3% rule set forth at paragraph 1.1(c) of Basic Plan Document #02.

  B.
  "Actuarial Equivalence"

    If more than one set of factors has been used during the remedial amendment period under Code Section 401(b), indicate the final assumptions below and attach the other applicable schedules in an attachment to this Adoption Agreement.

    1.
    Optional Forms of Benefits:

      Actuarial assumptions for purposes of determining the Present Value of optional forms of benefit shall be as follows:

Mortality
Pre-retirement:	None
Set Back:	None
Interest:	7
Mortality
Post-retirement:	1971 Individual Annuity Mortality Table for Males
Set Back:	3 Years
Interest:	6
    2.
    Limitations under Code Section 415:

      Actuarial assumptions for calculating Maximum Permissible Amount under Code Section 415 shall be as follows:

Mortality
Pre-retirement:	None
Set Back:	None
Interest:	7
Mortality
Post-retirement:	1971 Individual Annuity Mortality Table for Males
Set Back:	3 Years
Interest:	6
    3.
    Top Heavy determination under Code Section 416:

      Actuarial assumptions for purposes of determining the present value of cumulative benefits shall be as follows:

Mortality
Pre-retirement:	None
Set Back:	None
Interest:	5
Mortality
Post-retirement:	1971 Individual Annuity Mortality Table for Males
Set Back:	3 Years
Interest:	5

    4.
    Early Retirement and Disability Benefit Calculations:

      Actuarial assumptions for purposes of determining early retirement or disability benefits shall be as follows:

Mortality
Pre-retirement:	None
Set Back:	None
Interest:	7
Mortality
Post-retirement:	1971 Individual Annuity Mortality Table for Males
Set Back:	3 Years
Interest:	6
    5.
    Date for applying Code Section 417 Interest Rates:

      If the cash-out provisions under paragraph 5.7 of Basic Plan Document #02 apply using the above interest rate, the applicable date for determining such rate shall be:

    ☒
    a.    The rate applicable on the first day of the Plan Year.

    ☐
    b.    Annuity Starting Date.

    ☐
    c.    The date which is (not to exceed 120) days prior to the Participant's Annuity Starting Date.

    6.
    Incorporation of GATT Lump Sum Provisions:

    ☒
    a.    The 1983 GAM mortality table (as gender neutralized) was implemented as of 11/1/2000.

    ☒
    b.    The 30 year Treasury Security Rate became the interest factor for lump sum distributions as of 11/1/2000.

    ☒
    c.    Stability Period: The interest rate used to determine the lump sum distributions will remain constant for a period of:

    ☐
    i.    One calendar month.

    ☐
    ii.    One Plan quarter.

    ☒
    iii.    One Plan Year.

    ☒
    d.    Lookback Month: The interest rate used to determine the lump sum distributions will be determined as of the ☐ 1st ☒ 2nd ☐ 3rd ☐ 4th ☐ 5th full calendar month preceding the first day of the Stability Period indicated above.

    ☒
    e.    Calculation of Lump Sum Distributions (select one):

    ☐
    i.    A Participant's lump sum distribution shall be equal to the greater of (1) or (2) multiplied by the Participant's Vested Percentage:

    1.
    The then Present Value of the Accrued Benefit earned as of            calculated using the following assumptions:

Pre-Retirement
Mortality:
Set Back:
Interest:
Post-Retirement Mortality: Set Back: Interest:
      2.
      The then Present Value of the Participant's total Accrued Benefit calculated using the Code Section 417(e) rates as implemented above.

      ☐
      ii.    A Participant's lump sum distribution shall be equal to (1) plus (2), but not less than (3), multiplied by the Participant's Vested Percentage:

      1.
      The then Present Value of the Accrued Benefit earned as of            calculated using the following assumptions:

Pre-Retirement
Mortality:
Set Back:
Interest:
Post-Retirement
Mortality:
Set Back:
Interest:
      2.
      The then Present Value of the Participant's total Accrued Benefit earned after                        calculated using the Code Section 417(e) rates as implemented above.

      3.
      In no event shall the Present Value be less than the Present Value of the Participant's total Accrued Benefit as of the payment date calculated using the Code Section 417(e) rates as implemented above.

      ☒
      iii.    A Participant's lump sum distribution shall be equal to the greater of (1) or (2) multiplied by the Participant's Vested Percentage:

      1.
      The then Present Value of the Participant's total Accrued Benefit calculated using the following assumptions:

Pre-Retirement
Mortality:	None
Set Back:	None
Interest:	7
Post-Retirement
Mortality:	1971 Individual Annuity Mortality Table for Males
Set Back:	3 Years
Interest:	6
      2.
      The then Present Value of the Participant's total Accrued Benefit calculated using the Code Section 417(e) rates as implemented above.

  C.
  "Average Annual Compensation"

    The average of a Participant's Compensation for the highest 3 consecutive [x] Years [    ] Months of [x] Service [    ] Participation (not less than 3 years or 36 months). In determining the average, the 12- month computation period which the Participant terminates employment [x] will [    ] will not be considered.
    Computation Period:

  ☒
  1.    Up to Normal Retirement Age, or if different the last date of active Plan Participation.

  ☐
  2.    Of the last            consecutive ☐ Years ☐ Months of ☐ Service ☐ Participation prior to Normal Retirement Age, or if different the last date of active Plan Participation.

    If blank, the provision of paragraph 1.11 of Basic Plan Document #02 shall apply.

  D.
  "Compensation"

  1.
  Shall mean all of each Participant's:

  ☒
  a.    Code Sections 6041, 6051 and 6052 wages for tax reporting purposes.

  ☐
  b.    Code Section 3401(a) wages.

  ☐
  c.    Code Section 415 safe-harbor as set forth for limitations purposes.

  2.
  Shall be determined on the basis of the:

  ☐
  a.    Plan Year.

  ☐
  b.    Calendar year.

  ☒
  c.    The consecutive 12-month period beginning October 1–September 30. For Employees whose date of hire is less than 12 months before the end of the designated period, Compensation will be determined over the Plan Year.

  ☐
  3.    Compensation shall not include Employer contributions made pursuant to a salary reduction agreement to a qualified retirement plan under Code Section 401(k), a tax-sheltered annuity plan under Code Section 403(b), a deferred compensation plan under Code Section 457, amounts deferred under Code Section 132(f)(4), or a cafeteria plan under Code Section 125 that are not includible in the gross income of the Employee.

  ☐
  4.    For purposes of the Plan, Compensation shall be limited to $                        , the maximum amount which will be considered for Plan purposes. [Completion of this section is not intended to coordinate with the $150,000, as adjusted for cost-of-living, of Code Section 401(a)(17).]

  ☒
  5.    Exclusions from Compensation:

  ☐
  a.    overtime

  ☒
  b.    bonuses

  ☒
  c.    commissions

  ☒
  d.    Payout of phantom stock, and car allowances.

Any exclusion of Compensation must satisfy the requirements of Regulations Section 1.401(a)(4) and Code Section 414(s) and the Regulations thereunder.

E.
"Entry Date"

☐
1.    The first day of the Plan Year during which an Employee meets the eligibility requirements.

☐
2.    The first day of the Plan Year nearest the date on which an Employee meets the eligibility requirements.

☐
3.    The first day of the month coinciding with or next following the date on which an Employee meets the eligibility requirements.

☐
4.    The first day of the month following the date on which an Employee meets the eligibility requirements.

☐
5.    The earlier of the first day of the Plan Year or the first day of the seventh month of the Plan Year coinciding with or next following the date on which an Employee meets the eligibility requirements.

☐
6.    The first day of the Plan Year following the date on which the Employee meets the eligibility requirements. If this election is made, the Service waiting period cannot be greater than one-half year and the minimum age requirement may not be greater than age 20 1/2.

☐
7.    The day on which the Employee meets the eligibility requirements.

F.
"Fresh-Start Group"

    Is limited as specified below:

  ☒
  1.    Not limited.

  ☐
  2.    Code Section 401(a)(17) Participants. (May only be elected with respect to a TRA '86 Fresh-Start Date and/or an OBRA '93 Fresh-Start Date. A TRA '86 Fresh-Start Date means a Fresh-Start Date that is not earlier than the last day of the last Plan Year beginning before the first Plan Year beginning on or after January 1, 1989, and not later than the last day of the last Plan Year beginning before the first Plan Year beginning on or after January 1, 1994. An OBRA '93 Fresh-Start Date means the last Plan Year beginning before the first Plan Year beginning on or after January 1, 1994.)

  ☐
  3.    Members of an acquired group of Employees. (An acquired group of Employees means Employees of a prior employer who became employed by the Employer in a transaction between the Employer and the prior employer that is a stock or asset acquisition, merger or other similar transaction involving a change in the employer of the Employees of the trade or business.)

    The date of the transaction is                        . The date above is the Fresh-Start Date with respect to members of the acquired group specified below:

    Specify group:

  ☐
  4.    Employees with a Frozen Accrued Benefit that is attributable to assets and liabilities transferred to the Plan as of a Fresh-Start Date in connection with the transfer and for whom the current formula is different from the formula used to determine the Frozen Accrued Benefit.

    The Fresh-Start Date in connection with the transfer is                        (must be the date as of which the Employees begin accruing benefits under the Plan).

    The group of Employees with a Frozen Accrued Benefit that is attributable to assets and liabilities transferred to the Plan is as specified below:

    Specify group:

  G.
  "Fresh-Start Rules"

    The formula with wear-away and formula with extended wear-away Fresh-Start rules below take into account an Employee's benefit accruals under the Plan; either of these rules may cause the Plan to fail to satisfy the safe-harbor for past Service in the income tax regulations. In the case of a Plan that is exempt from Code Section 412 pursuant to Code Section 412(i), the words "Projected Benefit" and "Frozen Projected Benefit" will be substituted for "Accrued Benefit" and "Frozen Accrued Benefit" respectively, wherever they appear in this Section III(G). The Projected Benefit is the Participant's Normal (or Late, if the Participant has previously attained Normal Retirement Age) Retirement Benefit determined on the basis of current Average Annual Compensation and all years of credited Service plus years of credited Service projected through the later of the Plan Year in which the Participant attains Normal Retirement Age or the current year.

  ☐
  1.    Not applicable.

  ☒
  2.    Formula with wear-away using the greater of:

  a.
  the Participant's Frozen Accrued Benefit, if any, and

  b.
  the Participant's Accrued Benefit determined with respect to the current formula as applied to the Participant's total Years of Participation or Service.

  ☐
  3.    Formula without wear-away using the sum of:

  a.
  the Participant's Frozen Accrued Benefit, if any, and

  b.
  the Participant's Accrued Benefit determined with respect to the current benefit formula as applied to the Participant's Years of Participation or Service beginning after the Fresh-Start Date.

      If, however, the Participant's benefit under the Plan is accrued under the fractional accrual rule or the 3% accrual rule in Section III(A) above, this formula without wear-away will not apply, and the Participant's Accrued Benefit will be determined in accordance with the formula with wear-away above.

  ☐
  4.    Formula with extended wear-away using the greater of the Accrued Benefit determined for the Participant under the formula with wear-away or the formula without wear-away above.

    If, however, the Participant's benefit under the Plan is accrued under the 3% accrual rule in Section III(A) above, or if this Plan satisfies the safe harbor for insurance contract plans in the Treasury Regulations, the formula with extended wear-away will not apply, and the Participant's Accrued Benefit will be determined in accordance with the formula with wear-away above.

  H.
  "Frozen Accrued Benefit"

    The Employer ☐ shall ☒ shall not index Participants' Frozen Accrued Benefits in direct proportion to their ☐ Compensation ☐ Average Annual Compensation.

  I.
  "Highly Compensated Employees—Top-Paid Group Election" For Plans which are being amended and restated for GUST, please complete Schedule C outlining the preamendment operation of the Plan as well as this section of the Adoption Agreement. The testing elections made below will apply to the future operation of the Plan.

  ☐
  1.    Top-Paid Group Election:

      In determining who is a Highly Compensated Employee, the Employer makes the Top-Paid Group election. The effect of this election is that an Employee (who is not a 5% owner at any time during the determination year or the look-back year) who earned more than $80,000, as indexed for the look-back year, is a Highly Compensated Employee if the Employee was in the Top-Paid Group for the look-back year. This election is applicable for the Plan Year in which this Plan is effective.

  ☐
  2.    Calendar Year Data Election:

      If the Plan Year is not calendar year, the prior year computation period for purposes of determining if an Employee earned more than $80,000, as indexed, is the calendar year beginning in the prior Plan Year. This election is applicable for the Plan Year in which this Plan is effective.

  J.
  "Hours of Service"

    Hours shall be determined by the method selected below. Only one method may be selected. The method selected shall be applied to all Employees covered under the Plan.

  ☐
  1.    Not applicable. For all purposes under the Plan, a Year of Service (Period of Service) is defined as Elapsed Time.

  ☐
  2.    On the basis of actual hours for which an Employee is paid or entitled to payment.

  ☐
  3.    On the basis of days worked. An Employee shall be credited with ten (10) Hours of Service if under paragraph 1.48 of Basic Plan Document #02 such Employee would be credited with at least one (1) Hour of Service during the day.

  ☐
  4.    On the basis of weeks worked. An Employee shall be credited with forty-five (45) Hours of Service if under paragraph 1.48 of Basic Plan Document #02 such Employee would be credited with at least one (1) Hour of Service during the week.

  ☐
  5.    On the basis of semi-monthly payroll periods. An Employee shall be credited with ninety-five (95) Hours of Service if under paragraph 1.48 of Basic Plan Document #02 such Employee would be credited with at least one (1) Hour of Service during the semi-monthly payroll period.

  ☐
  6.    On the basis of months worked. An Employee shall be credited with one-hundred-ninety (190) Hours of Service if under paragraph 1.48 of Basic Plan Document #02 such Employee would be credited with at least one (1) Hour of Service during the month.

  K.
  "Limitation Year"

    Unless elected otherwise below, the Limitation Year shall be the Plan Year.

    The 12-consecutive month period commencing on October 1 and ending on September 30.

    If applicable, there will be a short Limitation Year commencing on                        and ending on                        . Thereafter, the Limitation Year shall end on the date specified above.

  L.
  "Plan Year"

    The 12-consecutive month period commencing on November 1 and ending on October 31.

    If applicable, there will be a short Plan Year commencing on                        and ending on                        . Thereafter, the Plan Year shall end on the date specified above.

  M.
  "QDRO Payment Date"

  ☒
  1.    The date the QDRO is determined to be qualified.

  ☐
  2.    The statutory age 50 requirement applies for purposes of making distribution to an alternate payee under the provisions of a QDRO.

  N.
  "Qualified Joint and Survivor Annuity"

    The survivor annuity shall be 100% (50%, 66 2/3%, 75% or 100%) of the annuity payable during the lives of the Participant and Spouse. If an amount is not specified, 50% will be used.

  O.
  "Year of Participation/Service"

  1.
  For eligibility purposes:

  ☒
  a.    Hours of Service Plan. The 12-consecutive month period, commencing on the date an Employee first renders an Hour of Service and anniversaries thereof, during which an Employee is credited with 1000 (not more than 1,000) Hours of Service.

  ☐
  b.    Elapsed Time Plan.

2.
For benefit accrual purposes:

  ☒
  a.    Hours of Service Plan. The 12-consecutive month period, defined at Section III(L) above, during which an Employee is credited with 1000(not more than 2,080); however, if more than 1,000 is selected a minimum 50% accrual must be made for Employees credited with 1,000 Hours of Service.

  ☐
  b.    Elapsed Time Plan.

3.
For vesting purposes:

  ☒
  a.    Hours of Service Plan. The 12-consecutive month period, measured in accordance with Section IX(A) of this Adoption Agreement, during which an Employee is credited with 1000 (not more than 1,000) Hours of Service.

  ☐
  b.    Elapsed Time Plan.

IV.    ELIGIBILITY REQUIREMENTS

  A.
  Service:

  ☐
  1.    Not applicable. There shall be no Service requirement in the Plan.

  ☒
  2.    The Service requirement shall be 1 Year(s) of Service (if hours counting method is used) or Period of Service (if Elapsed Time method is used). The Service period may not be greater than 2 years. If a Service period greater than 1 year is elected, Participants must be 100% vested upon entering the Plan. If the Hours of Service method is used and the period selected is less than 1 year, an Employee will not be required to complete any specified number of Hours of Service to receive credit for such period.

  B.
  Age:

  ☒
  1.    Not applicable. There is no age requirement in the Plan.

  ☒
  2.    Employees under the age of 21 (not greater than 21) shall not be permitted to participate in this Plan.

  C.
  Employee Class Exclusions:

  ☐
  1.    Employees included in a unit of Employees covered by a collective bargaining agreement between the Employer and Employee Representatives, if retirement benefits were the subject of good faith bargaining and if two percent or less of the Employees who are covered pursuant to that agreement are professionals as defined in Regulations Section 1.410(b)-9. For this purpose, the term "employee representatives" does not include any organization more than half of whose members are Employees who are owners, officers, or executives of the Employer.

  ☐
  2.    Employees who are nonresident aliens [within the meaning of Code Section 7701(b)(1)(B)] and who receive no Earned Income [within the meaning of Code Section 911(d)(2)] from the Employer which constitutes income from United States sources[within the meaning of Code Section 861(a)(3)].

  ☐
  3.    Individuals who became Employees as the result of a "Code Section 410(b)(6)(C) transaction". These Employees will be excluded during the period beginning on the date of the transaction and ending on the last day of the first Plan Year beginning after the date of the transaction. A "Code Section 410(b)(6)(C) transaction" is an asset or stock acquisition, merger, or similar transaction involving a change in the Employer or the Employees of a trade or business.

  ☐
  4.    The Plan shall exclude from participation any nondiscriminatory classification of Employees determined as follows:

    Any individual who was not a participant as of 8/15/2003.

  D.
  Employees on Effective Date:

  ☒
  1.    All Employees will be required to satisfy both the age and Service requirements specified above.

  ☐
  2.    Employees employed on the Plan's Effective Date do not have to satisfy the age requirement specified above.

  ☐
  3.    Employees employed on the Plan's Effective Date do not have to satisfy the Service requirement specified above.

  E.
  Special Waiver of Eligibility Requirements:

    The age and/or Service eligibility requirements specified above shall be waived for those eligible Employees who are employed on the following date for the contribution type(s) specified. This waiver applies to either the age and/or Service requirement(s) as elected below.

Waiver Date	Waiver of Age Requirement	Waiver of Service Requirement

V.     NORMAL RETIREMENT AGE AND DATE

  A.
  Normal Retirement Age:

    If the Employer imposes a requirement that Employees retire upon reaching a specified age, the Normal Retirement Age selected below may not exceed the Employer imposed mandatory retirement age.

  ☒
  1.    Normal Retirement Age shall be 65 (not to exceed age 65).

  ☐
  2.    Normal Retirement Age shall be the later of attaining age    (not to exceed age 65), or                        (not to exceed 5) ☐ Years of Service ☐ Years of Participation, but in no event later than age 65 and the fifth anniversary of the first day of the first Plan Year in which the Participant commenced participation in the Plan.

  ☐
  3.    Normal Retirement Age shall be the later of attaining age            (not to exceed age 65), or the                         anniversary of Plan participation.

    If the Plan had previously provided for any anniversary of participation greater than the fifth, language is provided in paragraph 1.57 of Basic Plan Document #02 for Participants who first commenced participation prior to the 1988 Plan Year.

  B.
  Normal Retirement Date:

  ☐
  1.    The first day of the Plan Year during which the Participant attains Normal Retirement Age. The first day of the month during which the Participant attains Normal Retirement Age.

  ☐
  2.    The first day of the month following the month during which the Participant attains Normal Retirement Age.

  ☐
  3.    The first day of the month coinciding with or next following the date the Participant attains Normal Retirement Age.

  ☐
  4.    The Anniversary Date nearest to the date the Participant attains Normal Retirement Age. The actual day on which the Participant attains Normal Retirement Age.

VI.   BENEFIT FORMULAS

  The Basic Normal Retirement Benefit shall be any one or combination of the following alternatives subject to the Limitations on Benefits provided at Section VIII of this Adoption Agreement.

  If you had more than one benefit formula during the TRA "86 or GUST amendment period, list the appropriate benefit formulas on Schedule A.

  ☐
  A.    Flat Benefit:

1.	% (base benefit percentage) of each Participant's Average Annual Compensation, plus

2.	% (excess benefit percentage—not to exceed (1) above by more than the maximum excess allowance) of such Participant's Average Annual Compensation in excess of the integration level for the Plan Year.

      For purposes of the preceding paragraph, the maximum excess allowance is equal to the lesser of (i) the base benefit percentage or (ii) the applicable factor determined from Table I or II at the end of this section, multiplied by 35.

      The applicable factor is the factor derived from the applicable tables below based on the Normal Retirement Age under the Plan, as specified in Section V of this Adoption Agreement (determined without regard to any Years of Participation requirement), and the Plan's Normal Form of Benefit, as specified in Section VII of this Adoption Agreement. If the Employer elects as an integration level Section VI(C)(4) or (5), Table II shall apply; otherwise, Table I shall apply.

    3.
    The benefit calculated at (1) shall be reduced by (select one)

    ☐
    a.    a fraction with a numerator of 1 and a denominator equal to the number of Years of ☐ Service ☐ Participation next specified for each Year of Service/Participation less than                        .

    ☐
    b.    the same reduction as in (2) above (i.e. 3/4% for each year of credited Service less than 35).

      For Participant's who are projected to have earned less than 35 years under this Plan as of the end of the Plan Year in which they attain Normal Retirement Age (or current age, if later), the base percentage and the excess percentage will be reduced by multiplying them by a fraction, the numerator of which is the number of years the Participant is projected to have earned under this Plan as of the end of the Plan Year in which the Participant attains Normal Retirement Age (or current age, if later), and the denominator of which is 35.

      If the number of the Participant's cumulative permitted disparity years exceeds 35, the Participant's benefit will be further adjusted as provided below. A Participant's cumulative disparity years consist of the sum of: (A) the total years a Participant is projected to have earned under this Plan by the end of the Plan Year containing the Participant's Normal Retirement Age, and subsequent years, if any, (the total not to exceed 35), and (B) the number of years credited to the Participant for purposes of the benefit formula or the accrual method under the Plan under one or more other qualified plans or Simplified Employee Pension Plans (whether or not terminated) ever maintained by the Employer [other than years counted in (A)], and not including any years credited to the Participant under such other qualified plans or Simplified Employee Pension Plans after the Participant has earned 35 years under this Plan. For purposes of determining the Participant's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year.

      If the cumulative disparity adjustment is applicable, the Participant's benefit will be increased as follows:

      i.
      Subtract the Participant's base benefit percentage from the Participant's excess benefit percentage (after modification in accordance with the paragraphs preceding this cumulative disparity adjustment).

      ii.
      Divide the result in (i) by the Participant's years under the Plan projected to the later of Normal Retirement Age or current age, not to exceed 35 years.

      iii.
      Multiply the result in (ii) by the number of years by which the Participant's cumulative disparity years exceed 35.

      iv.
      Add the result in (iii) to the Participant's base benefit percentage determined prior to this cumulative disparity adjustment.

    For any Plan Year this Plan benefits any Participant who benefits under another qualified plan or Simplified Employee Pension Plan maintained by the Employer that provides permitted disparity (or imputes permitted disparity), the benefit for each Participant under this Plan will be equal to the base benefit percentage times the Participant's Average Annual Compensation. For Participants who are projected to have earned less than 35 years under this Plan as of the end of the Plan Year in which they attain Normal Retirement Age, (or current age, if later), the percentage in the preceding sentence will be multiplied by a fraction (not more than one), the numerator of which is the Participant's years that they are projected to have earned under this Plan as of the end of the Plan Year in which they attain Normal Retirement Age (or current age, if later), and the denominator of which is 35. If this paragraph is applicable, this Plan will have a Fresh-Start Date on the last day of the Plan Year preceding the Plan Year in which this paragraph is first applicable.

    In addition, if in any subsequent Plan Year this Plan no longer benefits any Participant who also benefits under another qualified plan or Simplified Employee Pension Plan maintained by the Employer that provides for permitted disparity (or imputes permitted disparity), this Plan will have a Fresh-Start Date on the last day of the Plan Year preceding the Plan Year in which this paragraph is no longer applicable. For purposes of determining the Participant's overall permitted disparity limit, all years ending in the same calendar year are treated as the same year.

  ☐
  B.    Unit Benefit:

    The Employer will provide a life annuity commencing at Age 65 equal to the sum of (1) and (2) minus (3).

  1.
  1.25% (base benefit percentage) times Average Annual Compensation up to the integration level times each Year of ☐ Participation ☒ Service (if applicable, limited to a maximum of 25 years) plus a benefit equal to 1.85% (excess benefit percentage—not to exceed the base benefit percentage by more than the maximum excess allowance) times Average Annual Compensation in excess of the integration level times each year of credited Service. The maximum number of years of credited Service during which permitted disparity is taken into account under this paragraph will be 25 (may not exceed 35, and, if benefits after the latest Fresh-Start Date are determined under the fractional accrual rule in paragraph 1.1 of Basic Plan Document #02 or the Plan satisfies Code Section 411(b)(1)(F), may not be less than 25).

    The number of years of credited Service taken into account under the paragraph above for any Participant will not exceed the Participant's cumulative permitted disparity limit. The Participant's cumulative permitted disparity limit is equal to 35 minus the number of years credited to the Participant for purposes of the benefit formula or the accrual method under the Plan under one or more qualified plans or Simplified Employee Pension Plans (whether or not terminated) ever maintained by the Employer, other than years for which a Participant earned a year of credited Service under the formula above. For purposes of determining the Participant's cumulative permitted disparity limit, all years ending in the same calendar year are treated as the same year. If the Participant's cumulative permitted disparity limit is less than the period specified in the paragraph above, then for years after the Participant reaches the cumulative permitted disparity limit and through the end of the period specified in the above paragraph, the Participant's benefit will be equal to the excess benefit percentage, or, if the Participant's benefit after the latest Fresh-Start Date is not accrued under the fractional rule and the Plan does not satisfy Code Section 411(b)(1)(F), 133 1/3% of the base benefit percentage, if lesser, times Average Annual Compensation.

2.	% (not to exceed the lesser of (A) the excess benefit percentage, or (B) 133% of the base benefit percentage), times Average Annual Compensation for each Year of [ ] Participation [ ] Service after the number of years taken into account in (1) above. If, however, benefits after the latest Fresh-Start Date are accrued under the fractional accrual rule or the Plan satisfies Code Section 411(b)(1)(F), then for each year of credited Service after the years of credited Service taken into account in paragraph (1), this percentage will be equal to the excess benefit percentage. The maximum number of years of credited Service taken into account under this paragraph (2) will be (if benefits after the latest Fresh-Start Date are accrued under the fractional rule or the Plan satisfies Code Section 411(b)(1)(F), the number of years entered must be no less than 35 minus the number of years of credited Service taken into account in paragraph (1).
  3.
  The Actuarial Equivalent of the Participant's Discretionary Contribution Account in the Employer's Cash or Deferred Profit Sharing Plan converted to a life annuity at the Participant's Retirement Date. The Participant's Discretionary Contribution Account shall include the Actuarial Equivalent of any prior distributions from such account converted to a life annuity.

    In no event will the Accrued Benefit of a Participant be less than the accrued benefit as of December 31, 1999.

    For purposes of the preceding paragraphs, the maximum excess allowance is, with respect to benefits under the Plan for any year, the lesser of (A) the base benefit percentage or (B) the applicable factor determined from Table I or II at the end of this section.

    The applicable factor is the factor derived from the applicable tables below based on the Normal Retirement Age under the Plan, as specified in Section V of this Adoption Agreement (determined without regard to any Years of Participation requirement), and the Plan's Normal Form of Benefit, as specified in Section VII of this Adoption Agreement. If the Employer elects as an integration level Section VI(C)(4) or (5), Table II shall apply; otherwise, Table I shall apply.

    For any Plan Year this Plan benefits any Participant who benefits under another qualified plan or Simplified Employee Pension Plan maintained by the Employer that provides for permitted disparity (or imputes permitted disparity), the benefit for each Participant under this Plan will be equal to the base benefit percentage times the Participant's Average Annual Compensation. If this paragraph is applicable, this Plan will have a Fresh-Start Date on the last day of the Plan Year preceding the Plan Year in which this paragraph is first applicable. In addition, if in any subsequent Plan Year this Plan no longer benefits any Participant who also benefits under another qualified plan or Simplified Employee Pension Plan maintained by the Employer that provides for permitted disparity (or imputes permitted disparity), this Plan will have a Fresh-Start Date on the last day of the Plan Year preceding the Plan Year in which this paragraph is no longer applicable. For purposes of determining the Participant's overall permitted disparity limit, all years ending in the same calendar year are treated as the same year.

  C.
  Integration Level:

    The integration level for each Plan Year for each Participant will be an amount equal to:

  ☒
  1.    Such Participant's Covered Compensation for the Plan Year.

  ☐
  2.    The greater of $10,000 or one-half of the Covered Compensation of any Participant who attains Social Security Retirement Age during the calendar year in which the Plan Year begins.

  ☐
  3.    $                     (a single dollar amount not to exceed the greater of $10,000 or one-half of Covered Compensation of any Participant who attains Social Security Retirement Age during the calendar year in which the Plan Year begins).

  ☐
  4.    $                     (a single dollar amount that exceeds the greater of $10,000 or one-half of Covered Compensation of any Participant who attains Social Security Retirement Age during the calendar year in which the Plan Year begins, but not to exceed the greater of $25,450 or 150% of the Covered Compensation of a Participant attaining Social Security Retirement Age in the current Plan Year).

  ☐
  5.    A uniform percentage equal to        % (greater than 100% but not greater than 150% percent of each Participant's Covered Compensation for the current year, and in no event in excess of Final Average Compensation).

  D.
  Covered Compensation:

    Covered Compensation will be determined as follows:

  ☒
  1.    Current Plan Year Covered Compensation Table.

  ☐
  2.                            Plan Year (may be Covered Compensation for a Plan Year earlier than the current Plan Year, provided the earlier Plan Year is the same for all Employees and is not earlier than the later of (i) the Plan Year that begins five years before the current Plan Year, or (ii) the Plan Year beginning in 1989). If the Plan Year entered is more than five years prior to the current Plan Year, the Participant's Covered Compensation will be that determined under the Covered Compensation table for the Plan Year five years prior to the current Plan Year.

  ☐
  3.                            Plan Year (may be Covered Compensation for a Plan Year earlier than the current Plan Year, provided the earlier Plan Year is the same for all Employees and is not earlier than the later of (i) the Plan Year that begins five years before the current Plan Year, or (ii) the Plan Year beginning in 1989). If the Plan Year entered is more than five years prior to the current Plan Year, the Participant's Covered Compensation will be that determined under the Covered Compensation table for the Plan Year five years after the year entered. Such year will be held for five years until a year ten years after the one first specified is applied. The applicable year will then be changed after every five year period.

  E.
  For all Plans and Plan Years:

  ☐
  1.    Notwithstanding the benefit formula selected above, no Participant shall receive a Basic Normal Retirement Benefit of less than $                        .

  ☐
  2.    Notwithstanding the benefit formula selected above, no Participant shall receive a Basic Normal Retirement Benefit of greater than $                        .

  ☐
  3.    Notwithstanding the benefit formula selected above, no Participant shall receive a Basic Normal Retirement Benefit of less than $                        for each ☐ Year of Service ☐ Year of Participation, up to                        .

  ☐
  4.    If the benefit formula specified above is an amendment of a prior formula, the minimum benefit at the Participant's Normal Retirement Date with respect to such Plan shall not be less than the ☒ Accrued Benefit ☐ Projected Benefit determined as of 10/31/2002

    (specify date one day before the Effective Date of the amendment), under the provisions of the Plan as in effect on 11/1/1994 (specify date). The Fresh-Start rules at Section III(G) above will apply.

  ☒
  5.    Service prior to                        shall be disregarded for purposes of this Section VI, and Section III, if applicable.

  ☒
  6.    Benefit accruals shall be frozen as of 8/15/2003 (indicate date). Frozen Accrued Benefits may be indexed in accordance with Section III of this Adoption Agreement.

Only one plan maintained by the Employer may be integrated with Social Security.

Table I

Normal Form of Benefit
Life Annuity		Life Annuity + 5 year certain	Life Annuity + 10 year certain	Life Annuity + 15 year certain	Life Annuity + 20 year certain
Adjustment	1.00	0.97	0.91	0.84	0.78
Age at which benefits commence
70	1.048	1.017	0.954	0.880	0.817
69	0.950	0.922	0.865	0.798	0.741
68	0.863	0.837	0.785	0.725	0.673
67	0.784	0.760	0.713	0.659	0.612
66	0.714	0.693	0.650	0.600	0.557
65	0.650	0.631	0.592	0.546	0.507
64	0.607	0.589	0.552	0.510	0.473
63	0.563	0.546	0.512	0.473	0.439
62	0.520	0.504	0.473	0.437	0.406
61	0.477	0.463	0.434	0.401	0.372
60	0.433	0.420	0.394	0.364	0.338
59	0.412	0.400	0.375	0.346	0.321
58	0.390	0.378	0.355	0.328	0.304
57	0.368	0.357	0.335	0.309	0.287
56	0.347	0.337	0.316	0.291	0.271
55	0.325	0.315	0.296	0.273	0.254

Table II

Normal Form of Benefit
	Life Annuity	Life Annuity + 5 year certain	Life Annuity + 10 year certain	Life Annuity + 15 year certain	Life Annuity + 20 year certain
Adjustment	1.00	0.97	0.91	0.84	0.78
Age at which benefits commence
70	0.838	0.813	0.763	0.704	0.654
69	0.760	0.737	0.692	0.638	0.593
68	0.690	0.670	0.628	0.580	0.539
67	0.627	0.608	0.571	0.527	0.489
66	0.571	0.554	0.520	0.480	0.446
65	0.520	0.504	0.473	0.437	0.406
64	0.486	0.471	0.442	0.408	0.379
63	0.450	0.437	0.410	0.378	0.351
62	0.416	0.404	0.379	0.349	0.324
61	0.382	0.370	0.347	0.321	0.298
60	0.346	0.336	0.315	0.291	0.270
59	0.330	0.320	0.300	0.277	0.257
58	0.312	0.303	0.284	0.262	0.243
57	0.294	0.286	0.268	0.247	0.230
56	0.278	0.269	0.253	0.233	0.217
55	0.260	0.252	0.237	0.218	0.203

VII. FORM OF BENEFIT

  A.
  The Normal Form of Benefit shall be:

  ☒
  1.    Life Annuity.

  ☐
  2.    Life Annuity with payments guaranteed for [    ] 5 [    ] 10 [    ] 15 [    ] 20 [    ] other                         (not to exceed 20 years).

  ☐
  3.    Joint and Survivor Annuity with the Survivor Annuity equal to            % (50%, 66%, 75% or 100%).

  B.
  The optional forms of benefits available under the Plan are:

  ☒
  1.    Lump sum.

  ☐
  2.    Installment payments.

  ☒
  3.    Life Annuity.

  ☒
  4.    Life Annuity with payments guaranteed for ☐ 5 ☒ 10 ☐ 15 ☐ 20 other (not to exceed 20 years).

  ☒
  5.    Joint and Survivor Annuity with the Survivor Annuity equal to ☐ 50% ☒ 66%% ☐ 75% ☒ 100% (specify all applicable).

  ☒
  6.    Joint and Survivor Annuity guaranteed for ten (10) years with the Survivor Annuity equal to ☐ 50% ☒ 66 2/3% ☐ 75% ☒ 100% (specify all applicable).

    No amendment to the Plan may delete an optional form that has previously been offered under the Plan.

VIII. MULTIPLE PLANS MAINTAINED BY THE EMPLOYER, LIMITATIONS ON BENEFITS, AND TOP-HEAVY CONTRIBUTIONS

  A.
  Plans Maintained By The Employer:

  ☐
  1.    This is the only Plan the Employer maintains, therefore this Section is not applicable.

  ☒
  2.    The Employer does maintain another Plan [including a Welfare Benefit Fund or an individual medical account as defined in Code Section 415(l)(2)], under which amounts are treated as Annual Additions and has completed the proper sections below.

    If the Participant is covered under another qualified Defined Benefit Plan maintained by the Employer, other than a Master or Prototype Plan:

    ☐
    a.    The provisions of Article IX of the Basic Plan Document #02 will apply as if the other plan were a Master or Prototype Plan.

    ☐
    b.    The Employer has attached provisions stating the method under which the plans will limit total Annual Additions to the Maximum Permissible Amount, and will properly reduce any Excess Amounts in a manner that precludes Employer discretion.

  B.
  Top-Heavy Plans:

    In the event the Plan is or becomes Top-Heavy, the minimum contribution or benefit required under Code Section 416 relating to Top-Heavy Plans shall be satisfied in the elected manner:

  ☐
  1.    This is the only Plan the Employer maintains. The minimum benefit will be satisfied by this Plan.

  ☒
  2.    The Employer maintains a Defined Contribution Plan. The minimum contribution or benefit will be satisfied by:

  ☒
  a.    this Plan.

  ☐
  b.

(Name of other Qualified Plan)

IX.   VESTING

  Each Participant shall acquire a vested and nonforfeitable percentage in his or her Accrued Benefit attributable to Employer contributions under the table selected below, except with respect to any Plan Year during which the Plan is Top-Heavy, in which case the Two-twenty vesting schedule [option (B)(4)] (in the event of a Plan selecting a graded vesting schedule) or the three-year cliff schedule [option (B)(4)] (in the event of a Plan selecting a cliff vesting schedule) shall automatically apply unless the Employer has already elected a faster vesting schedule. If the Plan is switched to option (B)(4) or (B)(3) because of its Top-Heavy status, that vesting schedule will remain in effect even if the Plan later becomes non-Top-Heavy until the Employer executes an amendment of this Adoption Agreement indicating otherwise.

  A.
  Vesting Computation Period:

    The computation period for purposes of determining Years of Service and Breaks in Service for purposes of computing a Participant's nonforfeitable right to his or her Accrued Benefit derived from Employer contributions:

  ☐
  1.    shall not be applicable since Participants are fully vested.

  ☐
  2.    shall not be applicable, as the Plan is using Elapsed Time.

  ☐
  3.    shall commence on the date on which an Employee first performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof.

  ☒
  4.    shall commence on the first day of the Plan Year during which an Employee first performs an Hour of Service for the Employer and each subsequent 12-consecutive month period shall commence on the anniversary thereof.

  B.
  Vesting Schedules:

		Years of Service
		1	2	3	4	5	6	7
☐	1.	Full and immediate vesting
☐	2.	%	100%
☒	3.	0%	0%	100%
☐	4.	%	20%	40%	60%	80%	100%
☐	5.	%	%	20%	40%	60%	80%	100%
☐	6.	10%	20%	30%	40%	60%	80%	100%
☐	7.	%	%	%	%	100%
☐	8.	%	%	%	%	%	%	100%

  The percentages selected for schedule (8) may not be less for any year than the percentages shown at schedule (5).

  C.
  Service Disregarded for Vesting:

  ☒
  1.    Not applicable. All Service is considered.

  ☐
  2.    Service prior to the Effective Date of this Plan or a predecessor plan is disregarded when computing a Participant's vested and nonforfeitable interest.

  ☐
  3.    Service prior to a Participant having attained age 18 is disregarded when computing a Participant's vested and nonforfeitable interest.

  D.
  Death Benefits:

  ☒
  1.    A Participant's Accrued Benefit shall become fully vested upon death.

  ☐
  2.    A Participant shall continue to be subject to the Plan's vesting schedule upon death.

X.    OPTIONAL BENEFITS

  A.
  Early Retirement:

  ☐
  1.    Early retirement benefits are not provided.

  ☒
  2.    Early retirement benefits are available to Participants who have completed 0Years of ☒ Service ☐ Participation and have attained age 62.

  ☒
  3.    Early retirement benefits are available to Participants who have completed 10 Years of ☒ Service ☐ Participation and have attained age 55.

  ☒
  4.    Early retirement benefits are available to Participants who have completed 15 Years of [x] Service [    ] Participation and have attained age 50.

    ☐
    a.    As provided at paragraph 1.54(b), (c) and (d) of the Basic Plan Document #02. The reduction shall be calculated in the same manner as the Participant's Maximum Permissible Amount.

    ☐
    b.    The early retirement benefit shall be the Actuarial Equivalent [based on the actuarial assumptions at Section III(B)(4)] of the Participant's Accrued Benefit determined as of his or her early retirement date.

    ☐
    c.    The early retirement benefit shall be the Participant's Accrued Benefit as of his or her early retirement date unless reduction is required by Code Section 415.

    ☒
    d.    The early retirement benefit shall be the Participant's Accrued Benefit calculated as of his or her early retirement date reduced by .07 for each of the first            months by which the early retirement date precedes the Normal Retirement Age and by             for each additional month.

        The early retirement benefit shall be determined as follows:

Percentage of Accrued Normal Retirement Benefit Payable at Application before Age 65
Age	Participants Eligible for Early Retirement	Participants Not Eligible for Early Retirement
65	100.00%	100.00%
64	93.46%	91.55%
63	87.34%	83.90%
62	81.63%	76.95%
61	76.29%	70.64%
60	71.30%	64.89%
59	66.63%	59.65%
58	62.27%	54.87%
57	58.20%	50.50%
56	54.39%	46.51%
55	50.83%	42.85%
54	47.51%	39.50%
53	44.40%	36.43%
52	41.50%	33.62%
51	38.78%	31.03%
50	36.24%	28.66%

    If early retirement benefits commence earlier than the Participant's Social Security Retirement Age, the Participant's Maximum Permissible Amount shall be adjusted as provided at paragraph 1.54(b), (c) and (d) of Basic Plan Document #02.

  B.
  Disability Retirement:

  ☒
  1.    Disability benefits are not provided.

  ☐
  2.    Disability benefits are available to disabled Participants who have completed            Years of Service and have attained age            . The disability retirement benefit shall be determined as follows:

  ☐
  a.    As provided at paragraph 1.54(b), (c) and (d) of the Basic Plan Document #02. The reduction shall be calculated in the same manner as the Participant's Maximum Permissible Amount.

    ☐
    b.    The disability retirement benefit shall be the Actuarial Equivalent [based on the actuarial assumptions at Section III(B)(4)] of the Participant's Accrued Benefit determined as of his or her disability retirement date.

    ☐
    c.    The disability retirement benefit shall be the Participant's Accrued Benefit as of his or her disability retirement date unless reduction is required by Code Section 415.

    ☐
    d.    The disability retirement benefit shall be the Participant's Accrued Benefit calculated as of his or her disability retirement date reduced by            for each of the first            months by which the disability retirement date precedes the Normal Retirement Age and by            for each additional month.

    If disability retirement benefits commence earlier than the Participant's Social Security Retirement Age, the Participant's Maximum Permissible Amount shall be adjusted as provided at paragraph 1.54(b), (c) and (d) of Basic Plan Document #02.

  C.
  Death Benefits:

    The pre-retirement death benefit payable under this Plan is:

  ☒
  1.    Non-Insured Plans:

  ☐
  a.    None, other than the qualified pre-retirement survivor annuity.

  ☐
  b.    The qualified pre-retirement survivor annuity plus the excess, if any, of the Present Value of the Participant's Accrued Benefit minus the Present Value of the qualified pre-retirement survivor annuity.

  ☒
  c.    The qualified pre-retirement survivor annuity plus the excess, if any, of the Present Value of the Participant's Vested Accrued Benefit minus the Present Value of the qualified pre-retirement survivor annuity.

  ☐
  d.    The Theoretical ILP Reserve.

  ☐
  2.    Self-Insured Plans: The qualified pre-retirement survivor annuity plus times the projected monthly benefit, reduced by the Present Value of the qualified pre-retirement survivor annuity.

  ☐
  3.    Insured Plans:

  ☐
  a.    The qualified pre-retirement survivor annuity plus the proceeds of insurance policies purchased on the Participant's life; provided that any death benefit in addition to the qualified pre-retirement survivor annuity shall be reduced to the extent necessary so that the sum of such additional benefit and the Present Value of the qualified pre-retirement survivor annuity does not exceed 100 times the Participant's anticipated monthly benefit. For purposes of this requirement, the total face amount of policies purchased will be            (fill in the amount) times the Participant's anticipated monthly benefit.

  ☐
  b.    The qualified pre-retirement survivor annuity plus, if a positive amount, the proceeds of insurance policies purchased on the Participant's life plus the Theoretical ILP Reserve minus the sum of the Present Value of the qualified pre-retirement survivor annuity and the cash value of the policies purchased. For purposes of this requirement, the face amount of the insurance policies will be that purchasable by            (fill in the amount but not greater than 66% if whole life and not greater than 33% if term and/or universal life) percent of the Theoretical Contribution.

    ☐
    c.    The qualified pre-retirement survivor annuity plus the proceeds of insurance policies purchased on the Participant's life, and the Present Value of the Participant's Accrued Benefit minus the sum of the Present Value of the qualified pre-retirement survivor annuity and the cash value of the policies purchased.

    ☐
    d.    The Theoretical ILP Reserve.

    For purposes of the above, the calculations for Present Value of any benefit shall be determined in accordance with Section III(C) of this Adoption Agreement.

  D.
  Late Retirement:

  ☐
  1.    The late retirement benefit shall be the same amount as that payable at normal retirement. (The provisions of paragraph 5.14 of Basic Plan Document #02 shall apply.)

  ☐
  2.    The late retirement benefit shall be the Actuarial Equivalent (based on the actuarial assumption at Section III(B)(1)) of the Basic Normal Retirement Benefit.

  ☐
  3.    The late retirement benefit shall be the Actuarial Equivalent (based on the actuarial assumption at Section III(B)(1)) of the Basic Normal Retirement Benefit plus credit for accruals after attainment of Normal Retirement Age.

Percentage of Accrued Normal Retirement Benefit
as of Normal Retirement Date Payable upon
Application after Age 65

Age	Late Retirement Adjustment Factor
65	100.00%
66	107.29%
67	115.24%
68	123.92%
69	133.42%
70	143.82%
71	155.23%
72	167.76%
73	181.55%
74	196.75%
75	213.52%
76	232.06%
77	252.59%
78	275.36%
79	300.66%
80	328.81%

    The result of any selection above, shall not be less than the retirement benefit calculated as of the actual retirement date in the same manner as the Basic Normal Retirement Benefit is calculated, but based upon Years of Service or Participation and Compensation to actual retirement.

XI.   SERVICE WITH PREDECESSOR ORGANIZATION

  ☐
  A.    Not applicable. The Plan does not recognize Service with any predecessor organization.fm

  ☐
  B.    The Plan will recognize Service with all predecessor organizations.

  ☒
  C.    Service with the following organization(s) will be recognized for the Plan purpose indicated:

	Eligibility	Allocation Accrual	Vesting
Revere Federal Savings Bank	☒	☐	☒
	☐	☐	☐

      Attach additional pages as necessary.

XII. TOP-HEAVY RATIO AND CONTRIBUTION

  ☐
  A.    Top- Heavy Ratio:

    For purposes of establishing the Top-Heavy Ratio, benefits shall be discounted only for mortality and interest based on the following:

  1.
  Pre-Retirement Assumptions:

  a.
  Interest rate 5%.

    b.
    Mortality table None.

    c.
    Set back None.

  2.
  Post-Retirement Assumptions:

  a.
  Interest rate 5%.

  b.
  Mortality table 1971 Individual Annuity Mortality Table for Males.

  c.
  Set back 3 Years.

  B.
  For purposes of computing the Top-Heavy Ratio, the Valuation Date shall be 10/31.

  C.
  Minimum Benefits Under Top-Heavy Plans:

    Notwithstanding any other provision herein, the Employer shall make a minimum benefit for each eligible Participant with respect to any Plan Year for which the Plan is Top-Heavy. The minimum benefit shall be determined in accordance with paragraph 12.2 of Basic Plan Document #02 for:

    ☐
    1.    all eligible Participants.

    ☒
    2.    only eligible non-Key Employees who are Participants.

  D.
  Compensation used for Top-Heavy Testing Purposes:

    For the purpose of calculating the Top-Heavy Ratio, the Employer shall use one of the following definitions: Highest Average Compensation as defined in paragraph 1.46 of Basic Plan Document #02. Average Annual Compensation as defined in Section III(C) of this Adoption Agreement.

    The average of the Participant's Compensation for the highest 5 consecutive Years of Service (not to exceed five).

XIII. ROLLOVER/TRANSFER CONTRIBUTIONS

  A.
  Rollover Contributions:

  ☒
  1.    The Plan does not accept Rollover Contributions.

  ☐
  2.    Participants may make Rollover Contributions after meeting the eligibility requirements for participation in the Plan.

  ☐
  3.    Employees may make Rollover Contributions prior to meeting the eligibility requirements for participation in the Plan.

  B.
  Elective Plan to Plan Transfer Contributions:

  ☒
  1.    The Plan does not accept Transfer Contributions.

  ☐
  2.    Participants may make Transfer Contributions after meeting the eligibility requirements for participation in the Plan.

  ☐
  3.    Employees may make Transfer Contributions prior to meeting the eligibility requirements for participation in the Plan.

XIV. LOAN PROVISIONS

  ☐
  A.    Participant loans are permitted in accordance with the Employer's established loan procedures.

  ☐
  B.    Loan repayments will be suspended as permitted under Code Section 414(u) in compliance with the Uniformed Services Employment and Reemployment Rights Act of 1994.

XV.  INSURANCE POLICIES

☐
The insurance provisions of paragraph 10.8 of Basic Plan Document #02 shall be applicable.

XVI. EMPLOYER INVESTMENT DIRECTION

☐
The Employer will issue investment direction as set forth in Article X of Basic Plan Document #02.

XVII. EARLY PAYMENT OPTION

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  A.    A Participant who separates from Service prior to satisfying the requirements for early retirement, if applicable, or normal retirement if no early retirement exists may make application to the Employer requesting an early payment of his or her Vested Accrued Benefit.

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  B.    Notwithstanding any other provision, a Participant with a Vested Accrued Benefit not in excess of (fill in the amount) $5000.00 will be paid out in a single-sum, as provided for in paragraph 5.7 of Basic Plan Document #02. (If space above is left blank but "will" is selected, the space will be deemed to be $5,000.) If an amount in excess of $5,000 is filled in, only Participants with Vested Accrued Benefits less than $5,000 may be cashed-out involuntarily.

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  C.    A Participant who has attained the Plan's Normal Retirement Age and who has not separated from Service may commence distribution of his or her Vested Accrued Benefit.

  If the Participant has had a withdrawal right itemized above in the past, it may not be taken away.

XVIII. DISTRIBUTION OPTIONS

A.
Timing of Distributions [both (1) and (2) must be completed]:

1.
Distributions payable as a result of termination for reasons other than death, Disability or retirement shall be paid c [select from the list at (A)(3) below].

2.
Distributions payable as a result of termination for death, Disability or retirement shall be paid c [select from the list at (A)(3) below].

3.
Distribution Options:

a.
As soon as administratively feasible on or after the Valuation Date following the date on which a distribution is requested or is otherwise payable.

b.
As soon as administratively feasible following the close of the Plan Year during which a distribution is requested or is otherwise payable.

c.
As soon as administratively feasible following the date on which a distribution is requested or is otherwise payable.

    d.
    As soon as administratively feasible after the close of the Plan Year during which the Participant incurs                         (cannot be more than 5) consecutive one-year Breaks in Service. [This formula can only be used in (A)(1).]

    e.
    As soon as administratively feasible after the close of the Plan Year during which the Participant incurs            (cannot be more than 5) consecutive one-year Breaks in Service. [This formula can only be used in (A)(2).]

    f.
    Only after the Participant has achieved the Plan's Normal Retirement Age or Early Retirement Age, if applicable.

  B.
  Recalculation of Life Expectancy:

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  1.    Recalculation is not permitted.

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  2.    Recalculation is permitted. When determining payments in satisfying the minimum distribution requirements under the Plan and life expectancy is being recalculated:

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  a.    only the Participant's life expectancy shall be recalculated.

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  b.    both the Participant and Spouse's life expectancy shall be recalculated.

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  c.    the Participant will determine whose life expectancy is recalculated.

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  C.    Social Security Retirement Age:

    The Employer elects to amend the Plan effective for Plan Years beginning after December 31, 1996, for purposes of testing the Plan's satisfaction of discrimination under Code Section 401(a)(4), the Social Security Retirement Age [as defined in Code Section 415(b)(8)] shall be treated as a uniform retirement age. Additionally, subsidized early retirement benefits and Joint and Survivor Annuities shall not be treated as being unavailable to Employees on the same terms merely because such benefits or annuities are based in whole or in part on the Employee's Social Security Retirement Age.

  D.
  Required Beginning Date:

    The Required Beginning Date of a Participant with respect to a Plan is (select one from below):

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  1.    The April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

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  2.    The April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 except that distributions to a Participant (other than a 5% owner) with respect to benefits accrued after the later of the adoption of this Plan or Effective Date of the amendment of this Plan must commence no later than the April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or the calendar year in which the Participant retires.

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  3.    The later of the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2 or retires except that distributions to a 5% owner must commence by the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

    Except that such Participant [    ] may [x] may not elect to begin receiving distributions as of April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. Any distributions made pursuant to such an election will not be considered required minimum distributions. Such distributions will be considered in-service distributions and as such, will be subject to applicable withholding.

    Plans which are an amendment or restatement of an existing Plan which provided for the provisions of Code Section 401(a)(9) currently in effect prior to the amendment of the Small Business Job Protection Act of 1996 must complete Schedule C.

  E.
  PLAN TERMINATION

  F.
  If the Plan is terminated with assets in excess of the amount necessary to satisfy all liabilities under the Plan, any excess will be [x] allocated to Plan Participants [    ] returned to the Employer.

  G.
  If the Plan is terminated when the restrictions on the highest 25 most Highly Compensated Employees apply, the early termination restrictions in paragraph 13.6 of Basic Plan Document #02 will be effective 11/1/1994 (no later than the first day of the 1994 Plan Year).

XIX. SPONSOR INFORMATION AND ACCEPTANCE

    This Plan may not be used and shall not be deemed to be a Prototype Plan unless an authorized representative of the Sponsor has acknowledged the use of the Plan. Such acknowledgment that the Employer is using the Plan does not represent that the Adoption Agreement (as completed) and Basic Plan Document #02 have been reviewed by a representative of the Sponsor or constitute a qualified retirement plan.

    Acknowledged and accepted by the Sponsor this    day of                        ,             .

Name:	Thomas Forese, Jr.
Title:	Plan Administrator
Signature:

  Questions concerning the language contained in and the qualification of the Prototype should be addressed to:

  Savings Banks Employees Retirement Association

  781-938-6559

  In the event that the Sponsor amends, discontinues or abandons this Prototype Plan, notification will be provided to the Employer's address provided on the first page of this Adoption Agreement.

XX. SIGNATURES

  The Sponsor recommends that the Employer consult with its legal counsel and/or tax advisor before executing this Adoption Agreement. The Employer understands that its failure to properly complete or amend this Adoption Agreement may result in failure of the Plan to qualify or disqualification of the Plan. The Employer by executing this Adoption Agreement acknowledges that this is a legal document with significant tax and legal ramifications.

  A.
  Employer:

    This Adoption Agreement and the corresponding provisions of Basic Plan Document #02 are adopted by the Employer this            day of                        ,            .

Name of Employer:	Danversbank
Executed on behalf of the Employer by:
Title:
Signature:
Participating Employer:
Name and address of any Participating Employer:

This Adoption Agreement and the corresponding provisions of Basic Plan Document #02 are adopted by the Participating Employer this day or , .
Executed on behalf of the Participating Employer by:
Title:
Signature:

Attach additional signature pages as necessary.

Employer's Reliance:  The adopting Employer may rely on an Opinion Letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Code Section 401 of the Internal Revenue Code only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the Opinion Letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the Opinion Letter issued with respect to the Plan and in Announcement 2001-77. In order to obtain reliance in such circumstances or with respect to such qualifications, application for a determination letter must be made to Employee Plans Determinations of the Internal Revenue Service.

    This Adoption Agreement may only be used in conjunction with Basic Plan Document #02.

  B.
  Trustee:

    Trust Agreement:

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  Not applicable. Plan assets will be invested in Group Annuity Contracts. There is no Trustee and the terms of the contract(s) will apply.

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  The Trust provisions used will be as contained in the Basic Plan Document #02.

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  The Trust provisions used will be as contained in the accompanying executed Trust Agreement between the Employer and the Trustee attached hereto.

  Complete the remainder of this section only if the Trust provisions used are as contained in the Basic Plan Document #02.

  Name and address of Trustee:

  Savings Banks Employees Retirement Association
  4A Gill Street
  Woburn, MA 01801

  The assets of the Plan shall be invested in accordance with Article XI of the Basic Plan Document #02. The Employer's Plan and Trust as contained herein is accepted by the Trustee this             day of                        ,             .

Accepted on behalf of the Trustee by:	Thomas Forese, Jr.
Title: Plan	Administrator
Signature:
Accepted on behalf of the Trustee by:
Title:
Signature:
Accepted on behalf of the Trustee by:
Title:
Signature:
  C.
  Custodial Agreement:

    Custodial Agreement:

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  Not applicable. There is no Custodian.

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  Not applicable. Plan assets will be invested in Group Annuity Contracts. There is no Custodian and the terms of the contract(s) will apply.

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  The Custodial provisions used will be as contained in Basic Plan Document #02.

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  The Custodial provisions used will be as contained in the accompanying executed Custodial Agreement between the Sponsor and the Custodian attached hereto.

  Complete the remainder of this section only if the Custodial provisions used are as contained in the Basic Plan Document #02.

  Name and address of Custodian:

The assets of the Plan shall be invested in accordance with Article XI of the Basic Plan Document #02. The Employer's Plan and Custodial Account as contained herein are accepted by the Custodian this day of , .
Accepted on behalf of the Custodian by:
Title:
Signature:

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NONSTANDARDIZED INTEGRATED ADOPTION AGREEMENT PROTOTYPE DEFINED BENEFIT PENSION PLAN AND TRUST Sponsored By SBERA
Table I
Table II
Percentage of Accrued Normal Retirement Benefit as of Normal Retirement Date Payable upon Application after Age 65